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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant  |X|
  Filed by a Party other than the Registrant  |_|

  Check the appropriate box:
     |X|   Preliminary Proxy Statement          |_| Confidential, For Use of the
     |_|   Definitive Proxy Statement               Commission Only (as
     |_|   Definitive Additional Materials          permitted by Rule 14a-6(e)
     |_|   Soliciting Material Under Rule           (2))
           14a-12

                          AAMAXAN TRANSPORT GROUP, INC.
                (Name of Registrant as Specified in Its Charter)
          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
| |      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
(1)      Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:
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(3)      Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
(5)      Total fee paid:
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| |      Fee paid previously with preliminary materials:
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| |      Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)      Amount previously paid:
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(3)      Filing Party:
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(4)      Date Filed:
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

                          AAMAXAN TRANSPORT GROUP, INC.
                             31 Walmer Road, Suite 6
                               Toronto, ON M5R 2W7
                                 (416) 928-3095

                    Notice of Annual Meeting of Shareholders
                        to be held on September 17, 2007


To the Shareholders of Aamaxan Transport Group, Inc.:



         You are cordially invited to attend the annual meeting of shareholders of Aamaxan Transport Group, Inc. to be held at 48 Yonge Street, Suite 1200, Toronto, Ontario, Canada, on Monday, September 17, 2007, at 10:00AM, EST, to consider and act upon the following matters:

         o To elect one director to serve for the ensuing one-year period or until his successor is elected and qualified;

         o To approve the one for 100 reverse stock split of the outstanding common stock of Aamaxan Transport Group, Inc.;

         o To approve an amendment to the certificate of incorporation to increase the number of shares of authorized common stock from 25,000,000 to 200,000,000; and

         o To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

         Only shareholders of record at the close of business on August 10, 2007 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

         You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. Whether or not you expect to attend the meeting, you are earnestly requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope. Returning a proxy will not affect your right to vote in person if you attend the meeting. You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

                                           By Order of the Board of Directors


                                           Marc Juliar, Chairman of the Board


Toronto, Ontario
August 14, 2007

                          AAMAXAN TRANSPORT GROUP, INC.

                                 Proxy Statement


                         Annual Meeting of Shareholders
                        to be held on September 17, 2007



                            ---------------------


         This proxy statement and the accompanying form of proxy is furnished to shareholders of Aamaxan Transport Group, Inc. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at 48 Yonge Street, Suite 1200, Toronto, Ontario, Canada on Monday, September 17, 2007, at 10:00am EST, and at any and all postponements or adjournments.

         This proxy statement, the accompanying notice of meeting of shareholders, the proxy and the annual report to shareholders on Form 10-KSB for the year ended January 31, 2007 are being mailed on or about August 14, 2007 to shareholders of record on August 10, 2007. We are bearing all costs of this solicitation.

What matters am I voting on?

         You are being asked to vote on the following matters:

         o To elect one director to serve for the ensuing one-year period or until his successor is elected and qualified;

         o To approve the one for 100 reverse stock split of the outstanding common stock of Aamaxan Transport Group, Inc.;

         o To approve an amendment to the certificate of incorporation to increase the number of shares of authorized common stock from 25,000,000 to 200,000,000; and

         o To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

Who is entitled to vote?

         Holders of our common stock as of the close of business on August 10, 2007, the record date, are entitled to vote at the meeting. As of that date, we had issued and outstanding 24,342,957 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

         Proxies in the form enclosed are solicited by and on behalf of our board. The persons named in the proxy have been designated as proxies by our board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

         If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:

         o FOR the election of the one director nominee listed below under Proposal 1;

         o FOR the approval of the one for 100 reverse stock split of the common stock under Proposal 2; and

         o For the approval of the increase in the number of authorized shares of common stock to 200,000,000 shares under Proposal 3.

         If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxy in accordance with their respective best judgment.

May I change my vote after I return my proxy card?

         You may revoke your proxy at any time before it is exercised by:

         o delivering written notification of your revocation of the proxy to our secretary;

         o    voting in person at the meeting; or

         o    delivering another proxy bearing a later date.

         Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

         A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither "for" nor "against" a matter, but are counted in the determination of a quorum.

How many votes are needed for each matter?

         The election of directors requires a plurality vote of the votes cast at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee's favor. There is no cumulative voting for directors of our company. There is only one director position and one person being proposed; hence if the nominee receives any votes, he will continue in office. Mr. Juliar, the nominee, who holds a majority of the votes to be cast at the meeting, has indicated that he will vote in his favor. If there are several nominees for director to be elected, the person receiving the highest number of votes will be elected if nominees other than the person nominated by the board are presented.

         The approval of the proposal to effect the reverse stock split and the amendment to increase the number of shares of authorized common stock requires a vote in favor of each proposal representing a majority of the issued and outstanding shares of common stock. Because these proposals require an absolute majority, abstentions and broker non-votes and stockholders withholding their vote will have the effect of a vote against the proposal.

         Each other proposal that may be voted on at the annual meeting, unless otherwise required by Delaware law or the certificate of incorporation or bylaws of the company, will be approved if the number of votes cast at the meeting in favor of the proposal exceeds the number of votes cast in opposition to the proposal. Abstentions and shares deemed present at the meeting but not entitled to vote with respect to each of the proposals (because of either stockholder withholding or broker non-vote) are not deemed voted and therefore will have no effect on such proposal.

How do I vote?

         You may vote your shares in one of three ways: by mail, facsimile or in person at the meeting. The prompt return of the completed proxy card vote will assist us in preparing for the meeting. Date, sign and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose. You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. If you hold your shares in "street name," you should contact either your broker or the company as to the requirements that will enable you to vote your shares at the meeting. If you wish to fax your proxy, please copy both the front and back of the signed proxy and fax same to Signature Stock Transfer, Inc. at (972) 612-4122; telephone:
(972) 612-4120.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table and accompanying footnotes set forth certain information as of August 10, 2007, with respect to the ownership of our common shares by:

         o each person or group who beneficially owns more than 5% of our common shares;

         o    each of our directors;

         o our chief executive officer and our other executive officers, if any, whose total compensation exceeded $100,000 during the year ended January 31, 2007; and

         o    all of our directors and executive officers as a group.

         A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of warrants or options or conversions of convertible securities. Accordingly, common shares issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of August 10, 2007, have been included in the table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons.

     Name and Address                   Shares
   of Beneficial Owner             Beneficially Owned(1)        Percent of Class
   -------------------             ------------------           ----------------
Marc Juliar(2)..................        14,186,957                     58.30%

All directors and executive
officers as a group (one person).       14,186,957                     58.30%

------------------------------------

(1) Unless otherwise noted, we believe that persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them, subject to community property laws, where applicable.

(2) Shares held directly by Mr. Marc Juliar. The business address for Mr. Marc Juliar is c/o Aamaxan Transport Group, Inc., Inc., 31 Walmer Road Suite 6, Toronto, Ontario, M5R 2W7.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

         Our by-laws currently provide for one director who will serve a term of one year. At this annual meeting you are being requested to vote on one director to serve a term expiring at the next annual meeting or until his successor is elected and qualified.

         Unless authority is withheld, the proxies solicited by our board of directors will be voted "FOR" the election of Mr. Marc Juliar. Our management has no reason to believe that the aforementioned person will not be a candidate or will be unable to serve. However, if he should become unable or unwilling to serve as a director, your proxies will be voted for the election of another person as shall be designated by the board of directors.

Information About Directors, Nominees and Executive Officers

         Our directors and executive officers are as follows:


Name                          Age            Position
----                          ---            --------
Marc Juliar                   29             Chairman, CEO and CFO

         Mr. Marc Juliar has served as the company's President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board since August 2005. Mr. Juliar has been the President of Paradigm Oil and Gas since November 9, 2006. From April 2004 to January 2006, Mr. Juliar was an officer and director of Kodiak Energy, Inc. Mr. Juliar is an independent contractor to the Film, Music Video and T.V. Commercial production business. From 2001 until 2002, Mr. Juliar was a student at the University of Toronto. Mr. Juliar attended the University of Toronto located in Toronto, Ontario.

         During the last five years, no officers or directors have been involved in any legal proceedings, bankruptcy proceedings, criminal proceedings or violated any federal or state securities or commodities laws or engaged in any activity that would limit their involvement in any type of business, securities or banking activities.

Independence of Directors

         Our common stock is traded on the over-the-counter bulletin board. Therefore, the company is not required to have independent members of the board of directors.

Audit Committee and Financial Expert

         The company is not required to have an audit committee. The company does not have a financial expert. The company believes that Mr. Julian has sufficient knowledge of accounting and financial statement preparation for the level of current business activities engaged in by the company that a financial expert is not warranted.

Code of Ethics

         A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

         1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

         2) Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to the Securities and Exchange Commission and in other public communications made by the company.

         3) Compliance with applicable government laws, rules and regulations.

         4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

         5) Accountability for adherence to the code.

         We have not adopted a formal code of ethics statement. The board of directors evaluated the business of the company and the number of employees and determined that since the business is operated by one person who holds all the officer positions and is the sole director, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines.

Shareholder - Director Communication

         We have neither a nominating committee for persons to be proposed as directors for election to the board of directors nor a formal method of communicating nominees from shareholders. We do not have any restrictions on shareholder nominations under our articles of incorporation or by-laws. The only restrictions are those generally applicable under Delaware corporate law and the federal proxy rules. Currently the board of directors decides on nominees, on the recommendation of the board of directors. None of the board of directors are "independent." The board of directors will consider suggestions from individual shareholders, subject to evaluation of the person's merits. Stockholders may communicate nominee suggestions directly to the board of directors, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

         Because the senior management person and the director of the company are the same persons, the board of directors has determined not to adopt a formal methodology for communications from shareholders on the belief that any communication would be brought to the boards' attention by virtue of the co-extensive employment.

Board of Directors Meetings and Committees

         Our board of directors did not hold any meetings and acted by unanimous consent __five times in the fiscal year ended January 31, 2007. We expect our directors to attend all board and committee meetings, if any, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. The board of directors does not have a formal policy of attendance of directors at the annual meeting. It does encourage such attendance.

Independent Auditor's Fees

         The company paid audit and financial statement preparation fees for the fiscal year ended January 31, 2007, totaling $21,630 to Turner Stone & Company L.L. C. or independent auditors. These were as follows:

         Audit fees were $7,500 for 2007 and $19,702 for 2006;

         Audit-related fees were $9,355 for 2007 and zero for 2006;

         Tax fees were $4,775 for 2007 and zero for 2006; and

         All other fees were zero for 2007 and zero for 2006.

Pre-Approval Policies and Procedures

         In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent accountant to render audit or non-audit services, the engagement will be approved by our board of directors, or if there is one, the audit committee. Our board of directors approved all of the fees referred to in "Independent Auditor's Fees" above for the fiscal years ended January 31, 2006 and 2007.

Board of Directors Compensation

         The current policy is that persons who are directors and employees will not be additionally compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and expense reimbursement plan. It is anticipated that such a plan would be primarily based on stock options.


                             EXECUTIVE COMPENSATION

         Mr. Marc Juliar, the president, chief executive officer, chief financial officer and director, in the fiscal years ended January 31, 2006 and 2007, has not been and will not be compensated for any of his services to the company, by means of salary, bonus or equity compensation. Therefore, the company has not provided compensatory compensation charts that otherwise would be required.

         Because the company does not have any compensatory arrangements or plans for its officers or directors, it does not have any compensation committee or developed any compensation analysis of its compensation arrangements.

Certain Relationships and Related Transactions

         Since September 2, 2005, Marc Juliar has been the sole director and president of the company and the owner of 14,186,957 shares of common stock or 58.3% of the company's outstanding shares.

         As at January 31, 2007, a stockholder, other than Mr. Juliar, had advanced $38,489 (2006 - $6,131) to the company by directly paying certain operating expenses. These funds are non-interest bearing, unsecured and payable upon demand as funds become available.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the company's directors and executive officers, and persons who directly or beneficially own more than 10% of the outstanding shares of the company's common stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish the company with copies of all Section 16(a) forms they file.

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the company during the year ended January 31, 2007, and upon a review of Forms 5 and amendments thereto furnished to the company with respect to the year ended January 31, 2007, or upon written representations received by the company from certain reporting persons that no Forms 5 were required for those persons, there were no late filings by the officers and directors and other 10% beneficial holders of common stock.

                                   PROPOSAL 2:
           TO APPROVE A ONE FOR ONE HUNDRED STOCK REVERSE STOCK SPLIT

         On July 10, 2007, the board of directors authorized a change in the number of outstanding shares of common stock by means of a reverse split at the rate of one new share of common stock for every 100 shares of outstanding common stock and thereafter an amendment to Article Fourth of the company's articles of incorporation to increase the number of authorized shares of common stock. A form of certificate of amendment to our articles of incorporation is attached to this proxy statement as Exhibit A.

         The reverse split itself will change neither the number of authorized shares of common stock nor the par value of a share of common stock. However, there is a separate proposal to increase the authorized number of shares of common stock. None of the rights of the common stock are being changed as a result of the reverse split and, therefore, the rights of the shareholders will remain unchanged, including the right of one vote for each share of common stock in any action requiring a vote of the holders of common stock and liquidation after any preference shares and dividends when and if declared by the board of directors. Shareholders do not have any dissenter or appraisal rights in connection with the reverse split. There will be no change in the number of shareholders as a result of the reverse split. There is no intention to take the company private because of the reverse split or otherwise.

         We are presently authorized under our certificate of incorporation to issue 25,000,000 shares of common stock, and 10,000,000 shares of preferred stock of which there are none either designated nor outstanding. We are not proposing to change the amount of authorized shares of preferred stock. If the proposal to effect a reverse split of the common stock is approved, after the reverse split, the company will have issued and outstanding approximately 243,430 shares of common stock. The company will not issue any fractional shares, but will round up to the next whole number of shares of common stock for the stockholder's aggregate holdings.

         In the judgment of the board of directors, the change of the company's outstanding capitalization is desirable to consolidate the outstanding float and to facilitate any acquisitions or mergers that it may seek to engage in. The company does not have any plans, arrangements or contracts at this time to effect an acquisition or business combination, but it has determined that a change in its capital structure would be beneficial in its efforts to achieve an acquisition or business combination.

No exchange of stock certificates required

         Shareholders of the common stock will not be required to exchange outstanding stock certificates for new certificates in connection with the reverse split. Shareholders holding common stock may submit their share certificates to the company's transfer agent, Signature Stock Transfer, located at 2301 Ohio Drive, Suite 100, Plano, Texas and have reissued a new certificate representing the number of shares of common stock held after the reverse split.

Approval Requirement and Board of Directors Recommendation

         The approval of the proposed amendment requires the favorable vote of the holders of a majority of the outstanding shares of common stock. The board of directors believes that the advantages of the proposed amendment implementing a reverse split of the common stock outweigh the possible disadvantages of the amendment. Accordingly, the board of directors has unanimously approved the proposed amendment and unanimously recommends approval by shareholders.

         Notwithstanding the shareholders approving the amendment to effect a stock split of the common stock, the board of directors may elect not to file the certificate of amendment to implement the stock split if they decide that it is in the best interests of the company.

         Unless authority is withheld, voted against or abstained, the proxies solicited by our board of directors will be voted "FOR" the reverse stock split.


                                   PROPOSAL 3:
         TO INCREASE THE AUTHORIZED COMMON STOCK CAPITAL OF THE COMPANY

         The company is currently authorized by its articles of incorporation to issue 25,000,000 shares of common stock. As of the record date, 24,342,957 shares of common stock were outstanding. On July 10, 2007, the board of directors authorized an increase in the number of the authorized shares of common stock and thereafter an amendment to Article Fourth of the company's articles of incorporation. A form of certificate of amendment to our articles of incorporation is attached to this proxy statement as Exhibit A.

         Based on the number of shares of common stock outstanding as of the record date, the need to reserve shares of common stock as set forth above and the current articles of incorporation limit of 25,000,000 shares of common stock, the board of directors does not believe there is an adequate number of authorized shares of common stock under the articles of incorporation for management to be able to plan for the long-term future growth and development of the company and properly capitalize its operations. Moreover, the board of directors believes that the additional shares of authorized common stock will afford the company greater opportunity to effect an acquisition or business combination in the future. In addition, the proposed amendment will give the board of directors flexibility to authorize the issuance of shares of common stock in the future for financing the company's business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. Accordingly, the board of directors proposes to amend the articles of incorporation to increase the authorized number of shares of common stock to 200,000,000 shares of common stock.

         Approval of the proposal will permit the board of directors to issue additional shares of common stock without further approval of the stockholders of the company; and the board of directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Although the company from time to time reviews various transactions that could result in the issuance of common stock, the company is not a party to any plan, arrangement or agreement to issue additional shares of its capital stock, including for any acquisition or business combination, except as may be required in connection with the exercise of existing outstanding convertible securities or options and warrants or under any other plan or arrangement the board of directors may hereafter approve.

         Other than the availability of authorized common stock and limited provisions in the company's by-laws, the company does not have in place provisions which may have an anti-takeover effect. At this annual meeting, the shareholders are being asked to consider and approve a proposal to increase the number of authorized shares of common stock. This proposal has not resulted from the company's knowledge of any specific effort to accumulate the company's securities or to obtain control of the company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise. The company is not submitting any of these proposals to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek board representation.

         The issuance of additional shares of common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the company's capital stock. It may also adversely affect the market price of the common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the company to pursue its business plans, the market price may increase.

         The holders of common stock of the company are entitled to one vote for each share held of record on all matters to be voted on by the stockholders of the company. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of common stock of the company voted in an election of directors can elect the directors of the company. The holders of common stock are entitled to receive dividends when, as, and if declared by the board of directors out of funds legally available therefore. The company never has paid cash dividends on its shares of common stock, and does not currently intend to pay any cash dividends. In the event of liquidation, dissolution or winding up of the company, the holders of the shares of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Holders of shares of common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the common stock.

Approval Requirement and Board of Directors Recommendation

         The approval of the proposed amendment requires the favorable vote of the holders of a majority of the outstanding shares of common stock. The board of directors believes that the advantages of the proposed amendment to increase the number of authorized shares of common stock outweigh the possible disadvantages of the amendment. Accordingly, the board of directors has unanimously approved the proposed amendment and unanimously recommends approval by shareholders.

         Notwithstanding the shareholders approving the amendment to increase the authorized capital, the board of directors may elect not to file the certificate of amendment to increase the authorized capital of the company if they decide that it is in the best interests of the company to limit its common stock capital to its current authorized amount.

         Unless authority is withheld, voted against or abstained, the proxies solicited by our board of directors will be voted "FOR" the increase in the authorized common stock capital of the company.

                               INDEPENDENT AUDITOR

         The board of directors has selected the independent accounting firm of Turner, Stone & Company L.L.P. as our auditors for the year ending January 31, 2008.

                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.

            2008 ANNUAL MEETING SHAREHOLDER PROPOSALS AND NOMINATIONS

         In order for any shareholder proposal or nominations to be presented at the annual meeting of shareholders to be held in 2008 or to be eligible for inclusion in our proxy statement for such meeting, we must receive it at our principal executive offices by May 20, 2008. Each proposal should include the exact language of the proposal, a brief description of the matter and the


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reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder's number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

         Shareholders who wish to recommend to the board of directors a candidate for election to the board of directors should send their letters to Aamaxan Transport Group, Inc., 31 Walmer Road Suite 6, Toronto Ontario, M5R 2W7, Canada, Attention: Board of Directors. Shareholders must follow certain procedures to recommend to the board of directors candidates for election as directors. In general, in order to provide sufficient time to enable the board of directors to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with our annual meeting of shareholders, the corporate secretary must receive the shareholder's recommendation no later than thirty days after the end of our fiscal year.

                         DISCRETIONARY VOTING OF PROXIES

         Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2008 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office, not later than May 20, 2008.

                           INCORPORATION BY REFERENCE

         This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2007, including our audited financial statements and supplementary data, management's discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk.

                                  OTHER MATTERS

         The board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

                                             By Order of the Board of Directors

                                             Marc Juliar, Chairman of the Board


Toronto, Ontario
August 14, 2007




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                                                                       Exhibit A


                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          AAMAXAN TRANSPORT GROUP, INC.
             - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         Pursuant to Section 242 of the
                       General Corporation Law of Delaware
             - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         The undersigned President of Aamaxan Transport Group, Inc. ("Corporation")

DOES HEREBY CERTIFY:

         FIRST: The fourth paragraph of the Certificate of Incorporation of the Corporation is hereby modified to effect a reverse split of the issued and outstanding shares of common stock of the Corporation at the rate of one new share of common stock for each 100 issued and outstanding shares of common stock. Fractional shares of common stock will not be issued, however, the Corporation will issue such amount of common stock so that on an aggregate basis of the common stock held by a stockholder that holds a fractional share as a result of the reverse split, the fractional share will be rounded up to the next whole share. The number of shares of authorized common stock will not be affected by the reverse split.

         SECOND. The Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of the Fourth Article in its entirety and by substituting the following new first paragraph in lieu thereof:

         "The total number of authorized shares which the corporation is authorized to issue shall be 200,000,000 shares of common stock having a par value of $0.0001 per share and 10,000,000 shares of preferred stock having a par value of $0.001 per share."

         THIRD: The foregoing Amendment to the Certificate of Incorporation was duly approved by the Corporation's Board of Directors in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and thereafter was duly adopted by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon at a meeting of stockholders.

         IN WITNESS WHEREOF, I have executed this Certificate of Amendment this __th day of September ___, 2007.


                                            ----------------------------
                                            By:      Marc Juliar,
                                            Title:   President







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